UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, 31st Floor New York, New York 10036
(Address of principal executive offices) (Zip Code)

(212) 257-4062
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sale of Equity Securities.

On October 11, 2012, the Board of Directors (the “Board”) of Bonds.com Group, Inc. (the “Company”) awarded stock options to two employees of the Company pursuant to the Company’s 2011 Equity Plan.  The options provide the employees with the right to purchase up to 2,000,000 and 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.07 per share.  Each of these options vest in equal quarterly installments over a four-year period from the date of grant.  These options expire on the seventh anniversary of the date of grant.

The foregoing descriptions are summaries only and are qualified by reference to the Company’s Equity Plan and the other terms set forth in the form of Stock Option Agreement, copies of which are incorporated by reference as Exhibits 10.1 and 10.2, respectively, to this Current Report and incorporated by reference herein.

The foregoing issuance was made in reliance on the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933, as amended, based and conditioned on representations and warranties made by the employees, and other factors.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director.

On October 11, 2012, the Board elected Marc Daher to the Board to fill the vacancy created by the resignation of Marwan Khoueiri.  Mr. Daher was designated by Daher Bonds Investment Company and Mida Holdings and elected to the Board pursuant to the Company’s Series E Stockholders’ Agreement, dated as of December 5, 2011, as amended by the Amendment No. 1 to Series E Stockholders’ Agreement dated as of May 15, 2012.

Indemnification Agreements with Certain Directors.

On October 11, 2012, the Company entered into Indemnification Agreements with each of Marc Daher and Edwin L. Knetzger, III.  The Indemnification Agreements expand upon and clarify certain procedural and other matters with respect to the rights to indemnification and advancement of expenses provided to directors of the Company pursuant to applicable Delaware law and the Company’s bylaws. The Indemnification Agreements are consistent with similar agreements entered into with other directors of the Company.   The description of the Indemnification Agreements set forth above is a summary only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is incorporated by reference as Exhibit 10.3 to this Current Report and incorporated by reference herein.

Departure of Chief Operating Officer.

On October 15, 2012, David Weisberger and the Company agreed that Mr. Weisberger would cease serving as the Company’s Chief Operating Officer.  In connection with Mr. Weisberger’s separation from employment, the Company and Mr. Weisberger have entered into a Separation Agreement on October 15, 2012, but dated as of August 1, 2012 (the “Separation Agreement”).

Except with respect to certain restrictive covenants in favor of the Company and given by Mr. Weisberger and certain other limited matters, the Separation Agreement terminates the Employment Agreement dated February 2, 2011, between the Company and Mr. Weisberger (the “Employment Agreement”).

The Separation Agreement also provides Mr. Weisberger with the following severance benefits, which were otherwise payable under his Employment Agreement:

•	The Company will pay Mr. Weisberger severance at the rate of $175,000 per annum through July 31, 2013, less ordinary payroll deductions; and

•	Mr. Weisberger will be entitled to reimbursement of his COBRA premiums for continued health insurance coverage for him and his dependents through July 31, 2013.

In addition, pursuant to the Separation Agreement, Mr. Weisberger released any and all claims he may have against the Company or its affiliates.  The description of the Separation Agreement set forth above is a summary only and is qualified in its entirety by reference to the Separation Agreement, a copy of which is included as Exhibit 10.4 to this Current Report and incorporated by reference herein.

On October 15, 2012, the Company and Mr. Weisberger also entered into an Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement dated as of August 1, 2012 (the “May 2012 Option Amendment”).  Under the May 2012 Option Amendment, the option to purchase 2,500,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued to Mr. Weisberger on May 30, 2012, at an exercise price of $0.07 per share, became fully vested and exercisable immediately with respect to all such shares.  Additionally, the May 2012 Option Amendment extends Mr. Weisberger’s right to exercise the option through July 31, 2015.  The May 2012 Option Amendment also provides that if Mr. Weisberger breaches any of his obligations with respect to his release or his restrictive covenants under the Separation Agreement, then the acceleration of vesting of the option and the right to exercise the option until July 31, 2015, will be deemed null and void.  The description of the May 2012 Option Amendment set forth above is a summary only and is qualified in its entirety by reference to the May 2012 Option Amendment, a copy of which is included as Exhibit 10.5 to this Current Report and incorporated by reference herein.

On October 15, 2012, the Company and Mr. Weisberger also entered into a Consulting Agreement dated effective as of August 1, 2012 (the “Consulting Agreement”), which provides that Mr. Weisberger will provide certain consulting services for the Company through July 31, 2013.  The terms of the Consulting Agreement include, among other things, that Mr. Weisberger will be subject to additional restrictive covenants that will continue after the expiration of the consulting term.   In consideration for Mr. Weisberger’s consulting services and other obligations, the Company and Mr. Weisberger agreed on October 15, 2012, to amend the terms of options granted to Mr. Weisberger by the Company on February 2, 2011.

The terms of the two options granted by the Company to Mr. Weisberger on February 2, 2011, were amended on October 15, 2012, pursuant to an Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement dated as of August 1, 2012 (each a “February 2011 Option Amendment”).  As amended, the vesting of such options is accelerated such that both options will vest on a quarterly basis and be fully vested on July 31, 2013.  Additionally, Mr. Weisberger’s right to exercise the options is extended through July 31, 2015.  The amended terms for each option will be deemed null and void if Mr. Weisberger (i) breaches any of his obligations with respect to his release under his Separation Agreement or his restrictive covenants under his Separation Agreement or Consulting Agreement, or (ii) is terminated on the basis of certain “for cause” reasons under his Consulting Agreement.

The Company has not appointed a new Chief Operating Officer.

The description of the Consulting Agreement and each February 2011 Option Amendment set forth above is a summary only and is qualified in its entirety by reference to such respective agreements, a copy of each of which is included as Exhibits 10.6, 10.7 and 10.8, respectively, to this Current Report and incorporated by reference herein.

Item 8.01.	Other Events.

On October 10, 2012, the Company and Burton W. Wiand, as receiver (the “Receiver”) appointed by the United States District Court for the Middle District of Florida, Tampa Division in the action styled Securities and Exchange Commission v. Arthur Nadel, et. al., Case No. 8:09-cv-87-T-26TBM, closed on the Company’s repurchase of 7,582,850 shares of Common Stock held by the Receiver (the “Stock Repurchase”) pursuant to the terms of the Letter Agreement dated as of January 31, 2012, between the Company, Bonds.com Holdings, Inc. (“Holdings”) and the Receiver (the “Letter Agreement”).  The Stock Repurchase represented the final outstanding transaction to be closed by the Company, Holdings and the Receiver under the Letter Agreement.

The foregoing description of the Letter Agreement is a summary only and is qualified in its entirety by reference to the Letter Agreement, a copy of which is incorporated by reference as Exhibit 10.9 to this Current Report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Bonds.com Group, Inc. 2011 Equity Plan (incorporated herein by reference to Exhibit 10.14 to the Current Report on Form 8-K filed by the Company on February 8, 2011).

10.2	Bonds.com Group, Inc. Form of Stock Option Agreement (incorporated herein by reference to Exhibit 10.16 to the Current Report on Form 8-K filed by the Company on February 8, 2011).

10.3	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by the Company on December 9, 2011).

10.4	Separation Agreement, dated as of August 1, 2012, between the Company and David Weisberger.

10.5	Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement (Grant Date: May 20, 2012) dated as of August 1, 2012, between the Company and David Weisberger.

10.6	Consulting Agreement, dated as of August 1, 2012, between the Company and David Weisberger.

10.7	Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement (Grant Date: February 2, 2011; Exercise Price: $0.07) dated as of August 1, 2012, between the Company and David Weisberger.

10.8	Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement (Grant Date: February 2, 2011; Exercise price: $0.105) dated as of August 1, 2012, between the Company and David Weisberger.

10.9
Letter Agreement dated as of January 31, 2012, between the Company, Holdings and the Receiver (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on February 7, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BONDS.COM GROUP, INC.

Dated: October 17, 2012	By:	/s/ John Ryan
	Name:	John Ryan
	Title:	Chief Financial Officer